Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3445%



        Excess Protection Level
          3 Month Average   7.68%
            April, 2001   7.55%
            March, 2001   8.06%
            February, 2001   7.43%


        Cash Yield                                  19.61%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.09%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,425,622,873.29